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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 1999


                           PROBUSINESS SERVICES, INC.
             (Exact name of Registrant as specified in its charter)


               DELAWARE                   000-22227               94-2976066
     (State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
          of incorporation)                                  Identification No.)

                                4125 HOPYARD ROAD
                              PLEASANTON, CA 94588
                    (Address of principal executive offices)

                                 (925) 737-3500
              (Registrant's telephone number, including area code)


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ITEM 1:  NOT APPLICABLE

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On April 27, 1999, ProBusiness Services, Inc., a Delaware corporation ("ProBusiness"), entered into an Agreement and Plan of Reorganization (the "Agreement") with certain parties, including Clemco, Inc. ("Conduit Parent"); a privately-held Georgia corporation and the parent and sole stockholder of Conduit Software, Inc. ("Conduit"), a privately-held Georgia corporation and a leading provider of Employee Relationship Management applications.

     Pursuant to the Agreement and as of the date of the Agreement, ProBusiness issued 1,714,957 shares of its common stock to Conduit Parent's stockholders in exchange for all of the outstanding capital stock of Conduit Parent, and all outstanding options and warrants to purchase Conduit Parent's capital stock were converted into options and warrants to purchase 82,997 shares of ProBusiness common stock. The consideration issued by ProBusiness was determined as a result of arm's length negotiations between senior management of ProBusiness and Conduit.

     The foregoing description does not purport to be a complete description of the terms of the acquisition agreement, a copy of which was attached as an exhibit to ProBusiness' Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 12, 1999, and is incorporated by reference.

(b) Certain of the assets of Conduit constitute plant, equipment and other physical property, particularly furniture, fixtures and leasehold improvements used in the business of Conduit, and ProBusiness intends to continue such use.

ITEM 3-6:  NOT APPLICABLE

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     (i) The following documents appear as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference:

               The audited consolidated balance sheets of Clemco, Inc. and subsidiary as of December 31, 1998 and 1997 and the related consolidated statements of operations, shareholders' deficit and cash flows for each of the years in the three-year period ended December 31, 1998.

(b)  Pro forma financial information.

     (i) The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

               1. Unaudited Pro Forma Condensed Combining Balance Sheet as of March 31, 1999;

               2. Unaudited Pro Forma Condensed Combining Statements of Operations for the Nine Months Ended March 31, 1999 and 1998; and

               3. Unaudited Pro Forma Condensed Combining Statements of Operations for the Years Ended June 30, 1998 and 1997;

               4. Notes to the Unaudited Pro Forma Condensed Combining Financial Information

(c)  Exhibits.

23.1            Consent of KPMG LLP, Independent Auditors.

99.1 The audited consolidated balance sheets of Clemco, Inc. and subsidiary as of December 31, 1998 and 1997 and the related consolidated statements of operations, shareholders' deficit and cash flows for each of the years in the three-year period ended December 31, 1998.

99.2            Unaudited Pro Forma Condensed Combining Financial Information.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           Dated:  July 12, 1999



                                           PROBUSINESS SERVICES, INC.
                                           (Registrant)




                                           /S/ THOMAS H. SINTON
                                           -------------------------------------
                                           President and Chief Executive Officer





                                           /S/ STEVEN E. KLEI
                                           -------------------------------------
                                           Senior Vice President, Finance and
                                           Chief Financial Officer



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
EXHIBIT NUMBER                  DESCRIPTION
23.1              Consent of KPMG LLP, Independent Auditors.


99.1 The audited consolidated balance sheets of Clemco, Inc. and subsidiary as of December 31, 1998 and 1997 and the related consolidated statements of operations, shareholders' deficit and cash flows for each of the years in the three-year period ended December 31, 1998.

99.2              Unaudited Pro Forma Condensed Combining Financial Information.
